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                                                                          10.158



                                LETTER AGREEMENT
                            [HEADQUARTERS READVANCE]



September 29, 1998

Preferred Equities Corporation
4310 Paradise Road
Las Vegas,  Nevada  89109-6597

               Re:    Headquarters Building and FCFC Property

Ladies and Gentlemen:

               Reference is made to that certain Second Amended and Restated and Consolidated Loan and Security Agreement dated as of May 15, 1997 (as amended and supplemented to date, the "Loan Agreement"), by and between FINOVA Capital Corporation, a Delaware corporation ("Lender") and Preferred Equities Corporation, a Nevada corporation ("Borrower"). Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings as set forth in the Loan Agreement.

               This Letter Agreement is being executed in connection with the Headquarters Readvance described below.

               This Letter Agreement will confirm certain agreements between Borrower and Lender concerning the Headquarters Readvance, and shall constitute an amendment and supplement to the Loan Agreement and to the other Documents as applicable.

               1. Headquarters Readvance. Upon the terms and subject to the conditions set forth in this Letter Agreement, Lender shall make a single-Advance (the "Headquarters Readvance") to Borrower in the amount of One Million Five Hundred Thousand United States Dollars (U.S. $1,500,000) which shall constitute a readvance of a portion of the principal payments that have been made under the Office Note. The Headquarters Readvance together with the present outstanding principal balance of the Office Note shall be evidenced by a Third Amended and Restated Promissory Note [Headquarters and FCFC Property] in the amount of Six Million Five Hundred Eighty Three Thousand Four Hundred Six and 43/100 United States Dollars (U.S. $6,583,406.43) constituting the sum of
(i) the Headquarters Readvance (i.e., $1,500,000.00) and (ii) the unpaid principal balance of the Office Note as the date hereof (i.e., $5,083,406.43). Borrower represents and warrants to Lender that the unpaid principal balance of the Office Note as of the date hereof is





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$5,083,406.43. The Headquarters Readvance shall be secured pursuant to, among other things, the Headquarters Deed of Trust and the FCFC Deed of Trust in the same priority as previous advances under the Office Note, as well as the Loan Agreement, and as more fully set forth in SECTION 3 below.

               2. Amendments to Loan Agreement. In order to account for the making of the Headquarters Readvance, the Loan Agreement shall be amended as follows:

                  2.1 The defined term Office Note shall be amended and restated in its entirety to read as follows:

                  "'Office Note': shall mean the Third Amended and Restated Promissory Note [Headquarters and FCFC Property] dated as of September 29, 1998, executed and delivered to Lender in the original principal amount of $6,583,406.43, evidencing the Advances made with respect to the FCFC Property and the Headquarters Building, together with any modifications, amendments, restatements or supplements from time to time made thereto, whether now or hereafter existing."

                  2.2 The defined term Office Note Maturity Date shall be amended and restated in its entirety to read as follows:

                      "'Office Note Maturity Date': shall mean October 1, 2005."

                  2.3 The provisions of paragraph 2.1 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

                      "The Loan. Subject to the terms and conditions of this Agreement, Lender hereby agrees to make a Loan to Borrower in the amounts and for the purposes hereinafter described. The Loan shall be constituted of the Receivables Loan, the Mortgage Loan Facility, a $3,600,000.00 nonrevolving mortgage loan previously made with respect to Aloha Bay (the "Aloha Bay Loan"), a $6,583,406.43 nonrevolving mortgage loan previously made with respect to the Headquarters Building and the FCFC Property (the "Office Loan") and a $1,173,750.00 nonrevolving mortgage loan previously made with respect to the Biloxi Property."

               3. Security. Without limitation, as provided in paragraphs 3.1(a) and (b) of the Loan Agreement and the Mortgages now existing or hereafter arising, the payment and Performance of Borrower's Obligations under or as evidenced by this Letter Agreement and the Office Note (as the term Office Note has been redefined by this Letter Agreement) shall be and shall continue to be secured by the liens and Security Interests granted to Lender





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pursuant to the Loan Agreement, as amended and supplemented by this Letter
Agreement, and pursuant to such Mortgages.

               4. Conditions Precedent. Lender's obligation to make the Headquarters Readvance is subject to the following conditions precedent, all of which must be satisfied at or prior to the funding of the Headquarters Readvance.

                  4.1 Borrower shall have executed and delivered to Lender a fully-executed counterpart of this Letter Agreement.

                  4.2 Borrower shall have paid the Headquarters Readvance Loan Fee.

                  4.3 Lender shall have obtained an irrevocable commitment from United Title of Nevada to issue to Lender title insurance endorsements acceptable to Lender with respect to the Headquarters Deed of Trust and the FCFC Deed of Trust in connection with the Headquarters Readvance, all at the sole cost and expense of Borrower.

                  4.4 Lender has received a satisfactory opinion from counsel to Borrower and Guarantor.

                  4.5 Guarantor has executed a Consent of Guarantor, in a form acceptable to Lender, as to the transaction contemplated by this Letter Agreement.

               5. Incorporation of Other Provisions of Loan Agreement. For all purposes under the Loan Agreement, the Headquarters Readvance shall be deemed a "transaction made pursuant to this Agreement," as contemplated in Section 8.1 of the Loan Agreement, except that for purposes of the representations, covenants and warranties under Article VIII thereof, the current status of all litigation matters affecting the Borrower and Guarantor is as set forth on the attached
EXHIBIT 1 and the current financial condition (including, without limitation, compliance with financial covenants) of the Borrower and Guarantor is reflected on the most recent financial statements delivered by Borrower and Guarantor to Lender prior to the date hereof.

               6. Headquarters Readvance Loan Fee. In consideration of Lender's covenants, agreements and promises under this Letter Agreement, Borrower shall pay to Lender at the time of the Headquarters Readvance a loan fee in the amount of Twenty Two Thousand Five Hundred Dollars ($22,500) (the "Headquarters Readvance Loan Fee") which may be withheld from the proceeds of the Headquarters Readvance. Lender acknowledges




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the receipt of Three Thousand Two Hundred Fourteen Dollars ($3,214) of the
Headquarters Readvance Loan Fee.

               7. Definition of "Documents". The definition of "Documents", as set forth in the Loan Agreement, shall be amended to include this Letter Agreement. Each reference in the Loan Agreement to "this Agreement" shall be deemed to refer to the Loan Agreement as amended and supplemented hereby, and each reference in any other Document to "the Loan Agreement" shall be deemed to refer to the Loan Agreement as amended and supplemented hereby.

               8. Entire Agreement. This Letter Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof; and the Documents, as amended hereby, supersede all prior written or oral understandings and agreements between the parties in connection with its subject matter.

               9. Counterparts. This Letter Agreement may be executed in one or more counterparts, and any number of which having been signed by all the parties hereto shall be taken as one original.

               10. No Novation. Except as expressly provided herein, Borrower's and Guarantor's respective obligations under the Documents shall remain in full force and effect and shall not be waived, modified, superseded or otherwise affected by this Letter Agreement. This Letter Agreement is not a novation, nor is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Documents, except as expressly stated herein. To the extent practicable, any provisions of this Letter Agreement which conflict with any provisions of the Documents shall be construed to supplement such provisions of the Documents, provided that, in the event of irreconcilable conflict, the provisions of this Letter Agreement, construed as narrowly as practicable, shall control. Borrower acknowledges that as of the date hereof, it has (a) no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender as a basis to reduce or eliminate all or any part of its liability under the Documents, and
(b) no other claim against Lender with respect to any portion of the transaction described in the Documents.



                            [SIGNATURE PAGE FOLLOWS]



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               In the event the foregoing represents an accurate statement of the agreements that have been reached please sign and return this letter to the undersigned.



                                        FINOVA Capital Corporation, a
                                        Delaware corporation


                                        By: ____________________________________
                                            Name: ______________________________
                                            Its: _______________________________




Accepted as of September ____, 1998:

Preferred Equities Corporation,
a Nevada corporation


By: _____________________________________
    Name: _______________________________
    Its: ________________________________






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                                    EXHIBIT 1

                               LITIGATION MATTERS